UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2009

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2009, AmeriGas Eagle Propane, L.P. and its subsidiary, AmeriGas Eagle Parts & Service Inc., both indirect subsidiaries of AmeriGas Partners, L.P., executed a joinder ("Joinder Agreement No. 2") to that certain Restricted Subsidiary Guarantee dated as of November 6, 2006 for the benefit of the Agent and the Banks (the "Guarantee Agreement") under the Credit Agreement dated as of November 6, 2006 among AmeriGas Propane, L.P., AmeriGas Propane, Inc., Petrolane Incorporated, the several financial insitutions from time to time party thereto (the "Banks"), Wachovia Bank, National Association, as agent (the "Agent"), Citigroup Global Markets Inc., as Syndication Agent, and J.P. Morgan Securities, Inc. and Credit Suisse Securities (USA) LLC as Co-Documentation Agents, (the "Credit Agreement") pursuant to the terms of the Guarantee Agreement and the Credit Agreement.

On the same date, AmeriGas Eagle Propane, L.P. and its subsidiary, AmeriGas Eagle Parts & Service Inc. executed a joinder ("Joinder Agreement No.1") to that certain Restricted Subsidiary Guarantee dated as of April 17, 2009 for the benefit of the Agent and the Banks (the "2009 Guarantee Agreement") under the Credit Agreement dated as of April 17, 2009 among AmeriGas Propane, L.P., AmeriGas Propane, Inc., Petrolane Incorporated, the several financial insitutions from time to time party thereto (the "Banks"), Wachovia Bank, National Association, as administrative agent (the "Agent"), Citizens Bank of Pennsylvania, as Syndication Agent, and JPMorgan Chase Bank, N.A. as Documentation Agent (the "2009 Credit Agreement") pursuant to the terms of the 2009 Guarantee Agreement and the 2009 Credit Agreement.

A copy of Joinder Agreement No. 2 is filed as Exhibit 10.1 hereto and is incorporated herein by reference. A copy of the related Guarantee Agreement is filed as Exhibit 10.2 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and is incorporated herein by reference.

A copy of Joinder Agreement No. 1 is filed as Exhibit 10.2 hereto and is incorporated herein by reference. A copy of the related 2009 Guarantee Agreement is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Form of Joinder No. 2 to Restricted Subsidiary Guarantee, dated as of July 20, 2009, by AmeriGas Eagle Propane, L.P. and AmeriGas Eagle Parts & Service Inc. for the benefit of Wachovia Bank, National Association and the Banks (as defined).

10.2 Form of Joinder No. 1 to Restricted Subsidiary Guarantee, dated as of July 20, 2009, by AmeriGas Eagle Propane, L.P. and AmeriGas Eagle Parts & Service Inc. for the benefit of Wachovia Bank, National Association and the Banks (as defined).

10.3 Restricted Subsidiary Guarantee, dated as of April 17, 2009, by the Restricted Subsididaries of AmeriGas Propane, L.P., as Guarantors, for the benefit of Wachovia Bank, National Association and the Banks (as defined).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

July 21, 2009	By:	Margaret M. Calabrese

Name: Margaret M. Calabrese
Title: Assistant Secretary of AmeriGas Propane, Inc., as General Partner

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Exhibit Index

Exhibit No.	Description

10.1	Form of Joinder No. 2 to Restricted Subsidiary Guarantee, dated as of July 20, 2009, by AmeriGas Eagle Propane, L.P. and AmeriGas Eagle Parts & Service Inc. for the benefit of Wachovia Bank, National Association and the Banks (as defined).
10.2	Form of Joinder No. 1 to Restricted Subsidiary Guarnantee, dated as of July 20, 2009, by AmeriGas Eagle Propane, L.P. and AmeriGas Eagle Parts & Service Inc. for the benefit of Wachovia Bank, National Association and the Banks (as defined).
10.3	Restricted Subsidiary Guarantee by the Restricted Subsidiaries of AmeriGas Propane, L.P., as Guarantors, for the benefit of Wachovia Bank, National Association and the Banks, dated as of April 17, 2009